SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 16, 2009
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21433 (Commission File Number)	04-2797789 (I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 4

ITEM 7.01 REGULATION FD DISCLOSURE.
Item 9.01 Financial Statements and Exhibits
Ex-99.1 Briefing presentation used by certain executive officers of the registrant on June 16, 2009

ITEM 7.01 REGULATION FD DISCLOSURE.
     Incorporated by reference into this Current Report on Form 8-K is the briefing presentation used by certain executive officers of the Registrant on June 16, 2009, attached hereto as Exhibit 99.1.
     This information is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in any such filings.
     Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester’s ongoing business. Forrester uses pro forma financial information to manage its business, including use of pro forma financial results as the basis for setting targets for various compensation programs. Our pro forma presentation excludes the following, as well as their related tax effects:
Amortization of intangibles—we exclude the effect of the amortization of intangibles from our pro forma results in order to more consistently present our ongoing results of operations.
Impairments of and gains related to non-marketable securities and gains from sales of marketable securities—we have consistently excluded both one-time gains and one-time write-offs related to our investments in non-marketable securities and sales of marketable securities from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
Non-cash stock-based compensation expense—we exclude the stock-based compensation impact of SFAS 123R from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
Expenses related to the Company’s stock option investigation and the restatement of the Company’s historical financial statements are also not included in our pro forma results in order to keep quarter-over-quarter and year-over year comparisons consistent.
Reorganization costs associated with the Company’s reduction in force announced in February 2009 are not included in our pro forma results in order to keep quarter-over-quarter and year-over year comparisons consistent.
     However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the Securities and Exchange Commission.
     This Form 8-K, including the exhibits hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, Forrester’s financial and operating targets for the quarterly periods of 2009 and full-year 2009. These statements are based on Forrester’s current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual future activities and results to differ include, among others, Forrester’s ability to respond to business and economic conditions, particularly in light of the continuing global economic downturn, technology spending, market trends, competition, industry consolidation, the ability to attract and retain professional staff, possible variations in Forrester’s quarterly operating results, any cost savings related to reductions in force and associated actions, risks associated with Forrester’s ability to offer new products and services, and Forrester’s dependence on renewals of its membership-based research services and on key personnel. Forrester undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information, please refer to Forrester’s reports and filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit 99.1	Briefing presentation used by certain executive officers of the registrant on June 16, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By	/s/ Michael A. Doyle
	Name:	Michael A. Doyle
	Title:	Chief Financial Officer and Treasurer

Date: June 16, 2009

Exhibit Index

Exhibit	Description	Page

99.1	Briefing presentation used by certain executive officers of the registrant on June 16, 2009.